                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the use of our reports and to all references to our firm included in or made a part of the Registration Statement on Form S-1 (No. 333-20495) and related Prospectus of Integrated Measurement Systems, Inc. all of which are incorporated by reference in this Registration Statement on Form S-1 of Integrated
Measurement Systems, Inc.

                                          ARTHUR ANDERSEN LLP

Portland, Oregon
February 12, 1997